Investor Day

November 16th 2023

Cautionary Note Regarding Forward-Looking Statements

Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws. The actual results of Powerfleet, Inc. ("Powerfleet" or "PWFL"), MiX Telematics Limited ("MiX" or "MIXT") and the combined business's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the parties' expectations with respect to their beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside the parties' control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) the completion of the proposed transaction in the anticipated timeframe or at all; (ii) the satisfaction of the closing conditions to the proposed transaction including, but not limited to the ability to obtain approval of the stockholders of Powerfleet and shareholders of MiX and the ability to obtain financing; (iii) the failure to obtain necessary regulatory approvals; (iv) the ability to realize the anticipated benefits of the proposed transaction; (v) the ability to successfully integrate the businesses; (vi) disruption from the proposed transaction making it more difficult to maintain business and operational relationships; (vii) the negative effects of the announcement of the proposed transaction or the consummation of the proposed transaction on the market price of MiX's or Powerfleet's securities; (viii) significant transaction costs and unknown liabilities; (ix) litigation or regulatory actions related to the proposed transaction; and (x) such other factors as are set forth in the periodic reports filed by MiX and Powerfleet with the Securities and Exchange Commission ("SEC"), including but not limited to those described under the heading "Risk Factors" in their annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC's website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this presentation are made only as of the date of this presentation, and except as otherwise required by applicable securities law, neither MiX nor Powerfleet assumes any obligation nor do they intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Additional Information And Where To Find It

In connection with the proposed transaction, Powerfleet intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Powerfleet and MiX and a prospectus of Powerfleet.

Additionally, MiX intends to prepare a scheme circular for MiX shareholders in accordance with the Companies Act of South Africa (including the Companies Act Regulations, 2011 thereunder) and the Johannesburg Stock Exchange's listings requirements with respect to a shareholder meeting at which MiX shareholders will be asked to vote on the proposed transaction. The scheme circular will be issued to MiX shareholders together with the proxy statement/prospectus. If you hold MiX ordinary shares through an intermediary such as a broker/dealer or clearing agency, or if you hold MiX American Depository Shares ("ADSs"), you should consult with your intermediary or The Bank of New York Mellon, the depositary for the MiX ADSs, as applicable, about how to obtain information on the MiX shareholder meeting. After Powerfleet's registration statement on Form S-4 has been filed and declared effective by the SEC, Powerfleet will send the definitive proxy statement/prospectus to the Powerfleet shareholders entitled to vote at the meeting relating to the proposed transaction, and MiX will send the scheme circular, together with the definitive proxy statement/prospectus, to MiX shareholders entitled to vote at the meeting relating to the proposed transaction. MiX and Powerfleet may file other relevant materials with the SEC in connection with the proposed transaction. **INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN), THE SCHEME CIRCULAR AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.** Investors and shareholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Powerfleet and MiX once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Powerfleet or MiX will make available copies of materials they file with, or furnish to, the SEC free of charge at https://ir.powerfleet.com and http://investor.mixtelematics.com, respectively.

No Offer Or Solicitation

This communication shall not constitute an offer to buy or sell any securities, or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants In The Solicitation

Powerfleet, MiX and their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Powerfleet and MiX in connection with the proposed transaction. Securityholders may obtain information regarding the names, affiliations and interests of Powerfleet's directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023, its amended Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on May 1, 2023, and its definitive proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on June 21, 2023. Securityholders may obtain information regarding the names, affiliations and interests of MiX's directors and executive officers in its Annual Report on Form 10-K for the year ended March 31, 2023, which was filed with the SEC on June 22, 2023, and its definitive proxy statement for its 2023 annual general meeting of shareholders, which was filed with the SEC on July 28, 2023. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus, scheme circular and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus and scheme circular carefully when they become available before making any voting or investment decisions. You may obtain free copies of these documents from Powerfleet or MiX using the sources indicated above.

Agenda

- Opening Remarks
- Corporate Video
- Powerfleet Vision and Strategy
- Business Metrics & Value Creation
- Better Together Combination
- Integration & EBITDA Expansion
- Market View
- Innovation & Products
- Customers & Markets
- Year One & Key Takeaways
- Q&A

POWERFLEET® MiX TELEMATICS

Powerfleet Vision & Strategy

Steve Towe, Chief Executive Officer

Our Combined Business

WHO WE ARE

Leading AIoT SaaS provider of mission-critical solutions delivering advanced data insights to mobile asset operations for business improvement

WHAT WE DO

Provide actionable data intelligence to help companies make sense of all of their data, enabling customers to proactively and predictably solve challenges in the areas of safety, sustainability, compliance, insurance, and operational efficiency

HOW WE DO IT

Our unique device-agnostic platform, Unity, ingests data from disparate sources, we then apply AI / ML capabilities to harmonize and transform the dataset, and deliver simply understood insights through a unified SaaS platform

WHO WE DO IT FOR

Customers with mobile asset operations across a broad range of industries, including construction and heavy equipment, distribution, field services, leasing and car rental, government and public safety, manufacturing and automotive, oil and gas, transportation and logistics, utilities and telecommunications, and cold chain logistics

WHY WE DO IT

To seize the opportunity to consolidate our market by providing what customers need most of all - a one-stop-shop AI-led SaaS platform that is data and device-agnostic, powered by passionate people who have the talent and experience to scale Powerfleet to become the leading AIoT SaaS powerhouse

We are **People Powered AIoT**

Helping our customers save lives, time, and money

People

At Powerfleet, we are all about people. Partnering with us means working directly with experienced, consultative, tenured, and talented people across your entire journey.

Platform

Powerfleet Unity, our fleet intelligence platform, unites people, assets, and IoT device data together on a single platform to transform the way you do business.

Partnership

Powerfleet is your reliable, strategic partner with you on your journey to true digital transformation. We help change agents like you realize more effective strategies and results.

Two-Year Reflection

Scale

- Opportunity to secure a place at the very top table in the industry
- Significant amount of cost transformation
- Transitioned from hardware company to SaaS
- Recruited top talent to go on this journey
- Invested in elite enterprise sales team to set up for long-term growth
- Cut loose low margin revenue, high cost-to-serve customers
- Took unprofitable products into end-of-life
- Breadth of data and AI-led solutions
- Earning the right to be a mission-critical provider

Combination provides:

- Annual revenue increasing from ~$135M to ~$280M
- Adjusted EBITDA increasing from $7M to $39M
- The number of subscribers on our platforms increasing from 700K to 1.7 million
- The engineering team growing from 90 to over 230 colleagues
- Enterprise customers growing from 3,500 to more than 7,500

Technology

- Unity AI and data platform strategy validated by customer and industry analysts
- Pivotal to MiX's decision to merge
- Successful acquisition of Movingdots, which secured IP in the insurance space and world-class data scientists
- Have the ingredients for us to be a market leader, driven by our Unity platform

P&L and Balance Sheet

- Build predictable pipeline of strategic product sales that pulls through sticky high-margin SaaS revenue
- Addressed the mindshare and hidden cost drag of subscale businesses in Brazil, Argentina, and South Africa
- Elegantly address the Abry preferred instrument

Future Outlook

Technology

- Accelerate our data highway capabilities, amplifying the Unity ecosystem
- Continue to strengthen and broaden data ingestion and integration capabilities of Unity
- Continue to invest in and deploy data science-based AI applications that solve real customer problems

Financial Performance

- Underpin a double digit growth strategy
- Realize readily available revenue synergies
- Unity to drive a steady quarterly climb of net dollar retention
- Rapid adjusted EBITDA expansion
- Rule of 40 performance

Realizing Shareholder Value

- Business combination with MiX provides size and scale to attract broader set of investors
- Steady release of Unity AIoT-powered offerings will enable our enhanced market position and valuation opportunity
- Secure enterprise value underpinned by rule of 40 revenue multiple

Acceleration of Data Monetization Through Data-Driven Innovative SaaS Platform, **Unity**

1 Device-Agnostic Data Ingestion

- Powerfleet Devices & Sensors
- 3rd Party Devices & Sensors
- Vehicle & Infrastructure OEMs
- Integration Data Sources

2 Data Transformation



Refining
Harmonizing
Cleansing
Understanding

3 Business Insights

Data-Powered Applications

- Advanced Fuel Management
- Visibility and Resource management
- Regulatory Management & Compliance
- Maintenance & Performance
- Sustainability
- Safety and Security

Unified Operations & Services

- External, Ingested Data from 3rd Parties
- Refined Powerfleet Data
- Integrated into Third-Party Enterprise Systems

- Derive meaningful insights
- Delivered via Powerfleet front end or external APIs

POWERFLEET® MiX | TELEMATICS

Unified Operations & Services


Vehicle Maintenance
Fleet buying decision
Fuel cards
Insurance
Mobile Assets (Vehicle)
Inventory
CO2 & ESG Reporting
OEM Diagnostics
Vehicle Compliance
Service Intervals & Off Road
Performance Management
HRIS
Time Management
Payroll
Training/ Coaching
Human Being (Employee)
Safety & Well Being
Vehicle Spend
Compliance: Hours of Service
Communication
Onboard Parts & Shipments
ERP
WMS
Business Process (Company)
Planning
Warehouse Inventory
TMS
CRM
Plan
Communicate
Execute
Operate
Administer
Improve

Unity platform integration with outside data sources optimize mobile assets, individuals operating the assets, and business processes

POWERFLEET® MiX TELEMATICS

Business Metrics & Value Creation

David Wilson, Chief Finance Officer

Public SaaS Company Revenue Multiples Based on Rule of 40



16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Revenue multiple
-60%
-40%
-20%
0%
20%
40%
60%
80%
Rule of 40
DATADOG
bill.com
paycom
theTradeDesk
samsara
asana
POWERFLEET
TELEMATICS

At ~1x Revenue PWFL/MIXT Trades at a **Massive Discount** to Rule of 40 Peers

Source: S&P Capital IQ

Aventis Advisors

POWERFLEET® MiX | TELEMATICS

Rule of 40: Multiple Vectors for **Revenue Growth**

Unity is an Engine for Best-in-Class Net $ Retention

Device-Agnostic: Drives Volume

Value Added Modules: Drives Price

Multi- Users: Drives Gross Retention

Target 120%

Revenue Synergies

In-Warehouse & Unity for MIXT

High end **risk and compliance** for PWFL

PWFL accesses 120 partner nettwork

Geographical

North America leads

Outsized growth in Europe

New & Expanded Revenue Streams

Daas

AIoT Platform

Pure Saas

Multi-Pronged Strategy for +20% Growth

POWERFLEET® MiX TELEMATICS

Rule of 40: Major Levers for **EBITDA Expansion**

Cost Efficiencies	+$25M Identified	Realized within 2-years	Within our Direct Control
Gross Margin	Differentiated Solutions	Pure SaaS: Outsized Growth	Pathway to +70%
Operating Leverage	ERP Efficiencies	Net $ Retention = Efficient GTM	Pathway to +30% EBITDA Margins

POWERFLEET® MiX | TELEMATICS

Meeting and Beating **Rule of 40 by 2025**

($ in millions)	Projections (CY)			
	2023	**2024**	**2025**	**Long-Term Targets**
Revenue	~$285	~$300	~$340	
% YoY Growth		>5%	>10%	>20%
Gross Profit	~$160	~$180	+$200	
% Margin	~55%	~60%	+60%	~70%
Adjusted EBITDA	~$40	~$60	~$100	
% Margin	~15%	~20%	~30%	~30%
Rule of 40 performance	~20%	~25%	>40%	>50%
Subscriber base	1.7m	2.0m	2.3m	+3m

POWERFLEET® MiX | TELEMATICS

Overriding priority in the short-term is the rapid expansion of EBTIDA
- Predictable line of sight and readily accessible

Subdued revenue growth in 2024 due geopolitical headwinds and the non continuation of an energy sector customer

Revenue Growth rate accelerates in 2025
- Increased traction with Unity offering
- Best-in-class net $ retention evident in the numbers

"Meet and Beat" Rule of 40 benchmark in 2025 with
- Momentum in top line revenue growth vectors
- Highly scalable business model
- Significant operating leverage

2025 Value Potential Based on Rule of 40 Performance



16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Revenue multiple
-60%
-40%
-20%
0%
20%
40%
60%
80%
Rule of 40
asana
DATADOG
bill.com
paycom
theTradeDesk
samsara
Rule of 40 Peers Trade 5-9X Revenue
POWERFLEET
TELEMATICS

Aventis Advisors

Source: S&P Capital IQ

Success in executing operating plan creates **major equity valuation upside** versus current trading levels

POWERFLEET® MiX TELEMATICS

Better Together Combination

Steve Towe, Chief Executive Officer, Powerfleet
Stefan Joselowitz, Chief Executive Officer, MiX Telematics

Why We Are **Better Together**

POWERFLEET® MiX TELEMATICS

A combination of Powerfleet and MIXT creates a scaled, industry-leading telematics company with strong global reach

1. Elevates **strategic position as a market leader** and creates a **scaled, global company of choice** in the telematics space
2. Combination creates **the acquisition platform** positioned for **further industry consolidation**
3. Combined subscriber base of ~**1.7M** creates **immediate scale** and **furthers Powerfleet's data ingestion strategy**
4. **Complementary product set** creates opportunities for **cross-selling and upselling solutions and Unity** into combined customer base
5. Combination further unlocks the **indirect channel** for Powerfleet, **enabling deeper penetration into markets with little to no direct sales presence**
6. Higher cash flow from combined entity enables **business model evolution to a bundled subscription model**, providing **higher recurring revenues, greater revenue visibility, and margin expansion**
7. Enhanced **R&D and innovation capabilities** through combining Powerfleet and MIXT's **world-class engineering and technology** teams
8. Joining forces **accelerates MiX towards stronger growth in the US** and other high growth markets

Better Together Portfolio Creates **Differentiated Go-to-Market Strategy and Global Customer Reach**

Complementary Strengths...

POWERFLEET UNITY

POWERFLEET®	MiX | TELEMATICS
✓ In-Warehouse Solutions	✓ Camera Safety Solutions
✓ Safety and Sustainability	✓ Real-Time Logistics Solutions
✓ Logistics & Supply Chain Visibility	✓ Field Service Management
✓ EV Solutions	✓ Fleet Management Portal
✓ IoT Innovation	✓ Mesh Network Capability
✓ Insurance Approved Solutions	✓ Safety and Security
✓ Hardware Differentiation	✓ Indirect Channel Expertise
✓ Direct Channel Presence	

Standalone

...Deliver Enhanced Solutions

Product Leader
Comprehensive product suite for all mobile operations

Transformative Scale
The combined scale enhances the central and regional organizations

Differentiated Go-To-Market
Indirect channel network combined with strong, tenured, direct relationships across verticals

Significant Global Reach
Unified organization with front-end and back-end operations across the globe

Cross-sell Opportunities
Potential to sell Unity into MIXT customer base creates massive upside potential

Sizeable Subscriber Base
Combined subscriber base of 1.7M

Pro Forma

POWERFLEET® MiX TELEMATICS

Integration & EBITDA Expansion

Melissa Ingram, Chief Corporate Development Officer

EBITDA Expansion Strategy

- Value creation has been at the forefront of our minds as we planned this combination
- We see significant opportunity to create shareholder value through EBITDA expansion in the range of $25-30m
- Highly actionable plan that we are confident will deliver within 24 months post-close
- Creates a robust and scalable organization that prioritizes differentiation through customer experience
- Poised to expand further through strategic acquisitions alongside organic growth
- Experienced leadership team with track record of executing similar plays in high-growth SaaS-centric global companies

A Powerful Combination: EBITDA Expansion Opportunity

1 Duplicative Costs

- Streamline and optimize duplicative public company costs
- Combine costs of market presence including brand, events, tradeshows, subscriptions and comms
- Execute efficiencies in organizational design through centralized operations with local execution

$8-9M Opportunity

2 Ways of Working

- Common set of scalable platforms across all geographies, including common ERP
- Consistent ways of working – center operations in affordable geographies at scale
- Consolidate sub-scale businesses in the regions where we both operate
- Rationalize our facilities footprint

$8-10M Opportunity

3 Economies of Scale

- Leverage collective scale and purchasing power with fewer, more strategic partners, delivering adaptable global capacity
- Drive Services Gross Margin improvement through consolidated vendor spend

$4-5M Opportunity

4 Portfolio and Experience Evolution

- Rationalize our combined hardware portfolio to core skews
- Retire outdated and legacy platforms
- Differentiate through exceptional customer experience by establishing a cost-efficient SaaS-centric model, where automation and self-service play integral roles

$5-6M Opportunity

POWERFLEET® MiX | TELEMATICS

1

Duplicative Costs

- Streamline and optimize duplicative public company costs
- Combine costs of market presence including brand, events, tradeshows, subscriptions and comms
- Execute efficiencies in organizational design through centralized operations with local execution

Opportunity potential: **$8-9M** **3-12 months**


1,000
Q3
Q2
Q3
Q4

POWERFLEET® MiX TELEMATICS

2

Ways of Working

- Common set of scalable platforms across all geographies, including common ERP
- Consistent ways of working – center operations in affordable geographies at scale
- Consolidate sub-scale businesses in the regions where we both operate
- Rationalize our facilities footprint

Opportunity potential: **$8-10M** **6-18 months**



3

Economies of Scale

- Leverage collective scale and purchasing power with fewer, more strategic partners
- Deliver adaptable global capacity
- Drive Services Gross Margin improvement through consolidated vendor spend

Opportunity potential: **$4-5M** **6-12 months**



POWERFLEET® mix | TELEMATICS

4

Portfolio and Experience Evolution

- Rationalize our combined hardware portfolio to core skews
- Retire outdated and legacy platforms with tighter product lifecycle management
- Differentiate through exceptional customer experience by establishing a cost-efficient SaaS-centric model, where automation and self-service play integral roles

Opportunity potential: **$5-6M** **6-18 months**



POWERFLEET® MiX | TELEMATICS

Foundation for Integration Success

Shared Vision

Value creation has been at the forefront of our minds as we planned this combination

Unwavering commitment to EBITDA expansion and substantial shareholder value

Proven Model & Team

Repeating and building on successful models to drive EBITDA expansion that we have delivered in Powerfleet in the last two years

Leadership team experienced in transformative EBITDA creation with the right mindset and capability to deliver

Embracing Complexity

Complexity is an opportunity, not a stumbling block

Thrive on managing intricacies with absolute transparency

Decisive Action

"Best of the best, forget the rest"

Swift decision-making

Active building and execution of plans already underway

Leadership team announced

Steady state business units continue to operate in their territories, while directing substantial focus to growth areas

Progress Tracking

Transparent progress tracking is integral to our strategy

A tried-and-tested playbook ensures accurate measurement of success, accounting for every dollar of savings and EBITDA improvement

Market View

Andrea Hayton, Chief Marketing Officer

236 million
commercial vehicles

$100 billion
connected vehicle TAM

Significant under-penetrated global market opportunity

Soaring governmental mandates for green practices and ESG advancement

Global companies redefining their brands by their safety culture

AIoT becoming a leading driver for digital transformation and operational improvement

Our Strategy Will Propel Us to **Premier Industry Position**

salesforce
DATADOG
Veeva
ATLASSIAN
servicenow
POWERFLEET

Shared Winning DNA

- Greater AI automation & integrated capabilities than any other platforms
- Ultimate modularity & scalability encapsulated in a unique ecosystem
- Elite performance AI-led insights that generate proven customer outcomes
- Maximized customer wallet share

The **Key to Unlock** Value Creation

The market has been waiting for a customer-centric **Artificial Intelligence of Things** (AIoT) superpower to unite disparate data and devices into transformative information that generates real customer outcomes

Siloed Telematics

Proprietary telematics device and single data source with limited integration.

Core Features

TELEMATICS DATA

A single proprietary telematics device recording and transmitting data to assist with a limited number of business problems.

Telematics SaaS Applications

OEM or proprietary device powering applications to deliver information to customers.

Core Features

TELEMATICS APPLICATIONS

Focus on SaaS applications to transform data into information for specific customer problems.

IoT SaaS Marketplace

A marketplace of integrated applications, using connected vehicle data from a proprietary or OEM device to deliver information to customers.

Core Features

IoT MARKETPLACE ECOSYSTEM

Marketplace of applications, stitched together to provide a wider breadth of customer value propositions.

Unified AIoT SaaS Ecosystem

An AI-driven ecosystem, harmonizing data, agnostic of data or device source, to deliver business-transformative outcomes for customers.

Core Features

AI-POWERED DATA & DEVICE AGNOSTIC ECOSYSTEM

True data and device agnostic harmonization platform, using AI to transform customer operations.

POWERFLEET® MiX TELEMATICS

Unified Solutions Leading to New Growth Opportunities

Jonathan Bates, Chief Product Officer

Comprehensive Suite of **Leading AIoT Solutions**

Powerfleet provides differentiated solutions offering underpinned by Unity SaaS Software Platform

Core Verticals	In-Warehouse; Logistics; Connected Vehicles
Market Drivers	Safety; Insurance; Sustainability; Compliance
Products	Material Handling IoT; Vehicle IoT; Compliance and Workflow Management; Video; Asset Tracking; Container, Chassis, and Trailer Tracking
Data-Powered Applications	Safety and Security; Maintenance & Performance; Visibility and Resource Management; Advanced Fuel Management; Regulatory and Compliance; Sustainability
Software Platform	Unity Platform: Data Ingestion + ML & AI + Data Enrichment + Business Intelligence
Sample Customers	Distribution; Automotive; Transportation; Rental Car; Retail; Government; Food and Beverage; CPG & Other

POWERFLEET® MiX | TELEMATICS

Cross-Sell Opportunities

Unity into MiX Customer Base
1M+ SUBSCRIBERS

AI Video into Powerfleet Customer Base
700K+ SUBSCRIBERS

EV Solutions into MiX Customer Base
EV VEHICLES

Real-Time Logistics Solutions into Powerfleet Customer Base
RISK & COMPLIANCE

In-Warehouse Solutions into MiX Customer Base
UNTAPPED GLOBAL CUSTOMER BASE



Unity

$$$
ARPU
& EBITDA Expansion

$$$
NEW
Revenue Stream

POWERFLEET® | MiX TELEMATICS

Combination Will Enable Our AIoT Solutions to Create **Increased Value for Customers and New Revenue Streams**

Augmented SaaS Solutions Combination → **New Value for Combined Base** → **New Revenue Streams**

Comprehensive Mission-Critical Capabilities

- Safety
- Sustainability
- Efficiency
- Compliance
- Insurance
- Security

↓60% Collision reduction
- **83% Decrease** High risk behaviours & movements
- **32% Decrease** Fatigue & distraction
- **76% Decrease** Advanced driver assistance events

↓50% Minimized emissions
- **Simplified** ESG reporting
- **On Target** EV Transition
- **Optimized** EV Operations
- **56% Less** Fossil Fuels Used

↓50% Optimized running costs
- **46% Decrease** Fleet Utilization
- **19% Decrease** Maintenance costs
- **24% Decrease** Wear & Tear
- **On Target** Fleet Right-Sizing

$$$ ARPU
& EBITDA Expansion

POWERFLEET® MiX | TELEMATICS

Unity
The Heartbeat of Our AIoT Strategy

Jim Zeitunian, Chief Technology Officer

Data-Driven Innovative Software Platform, **Unity**

1 **Device-Agnostic Data Ingestion**

2 Data Transformati

- Powerfleet & MiX Devices & Sensors
- 3rd Party Devices & Sensors
- Vehicle & Infrastructure OEMs
- Integration Data Sources


Refining
Harmonizing
Cleansing
Understanding

Device-Agnostic Data Ingestion

Powerfleet & MiX Devices & Sensors

- Seamless integration into the Unity platform
- Data harmonization across your fleet
- Aggregate device management
- Diverse ecosystem of solutions

3rd Party Devices & Sensors

- Over 130 manufacturers
- Over 550 IoT & telematics devices
- Over 350 protocols
- Rapid integration < 2 weeks
- Broad scope and range of device solutions
- Standard, CAN, and custom data sets available

Vehicle & Infrastructure OEMs

- Class 1 – 8 OEM integration
- Event based infrastructure at scale
- CAN based alerting
- OEM & Unity API services
- 3rd party software data integration

POWERFLEET® MiX | TELEMATICS

Integration Data Sources

External Data Sets / Metadata Collection

Traffic & Maps
- Traffic congestion
- Speed limits
- Terrain/Elevation features

Weather
- Current conditions
- Forecast
- Historic patterns

Economic
- Macro economic conditions
- Historic patterns
- Time series economics

Industry
- Fleet standards
- Recommended maintenance
- Freight loss averages

Compliance
- Recommended standards
- Legal requirements
- Risk to the business


Unity
Powerfleet device
and system data

Data-Driven Innovative Software Platform, **Unity**



ostic Data Ingestion
2 Data Transformation
MiX Devices
ces & Sensors
astructure OEMs
ta Sources
Refining
Harmonizing
Cleansing
Understanding

AI-Led Data Harmonization & Transformation

Open-source tools and frameworks accelerate speed to market:

- OpenAI, Rasa, TensorFlow, PyTorch, Prophet, Garch, XGBoost, GPT-4, etc.

Data Science

- Data acquisition at scale
- Deep analytics and insights
- Data blending and harmonization with internal and external datasets

Computer Vision

- Driver recognition
- Realtime object detection and perscriptive actions
- Advanced driver interaction, fatigue, distraction, etc.
- Theft prevention and detection
- Load state, movement, percent loaded, damage
- Pedestrian Proximity detection

Machine Learning

- Univariate and multi-variate forecasting
- Predictability with on time delivery, freight costs, supply chain
- Predictive maintenance

Generative AI

- Driver assistance
- Installation and maintenance
- Voice commands
- Natural language query and response

Computer Vision

Pedestrian Proximity Detection, Personnel Recognition

The use of real time object recognition (pedestrians), analysis of collision and preventative actions

Use cases:

- Incident prevention within the warehouse
- Safety management
- Regulatory/compliance

The use of real time facial recognition of authorized personnel

Use Cases:

- Unauthorized access to equipment
- Safety
- Fraud detection



Machine Learning

Univariate & Multivariate Forecasting

The use of historic data to predict future results

Use cases include:

- Energy consumption/costs
- Maintenance, inventory
- Incidents resulting in injury or damage to goods or equipment
- Supply chain actuals
- Driver behavior impact
- Risk to the business across multiple areas

Pedestrian activity in Melbourne before and during Covid



50000
40000
30000
20000
10000
0
y
2018
2019
2020
2021
2022
ds

POWERFLEET® MiX TELEMATICS

Data-Driven Innovative Software Platform, **Unity**



2 Data Transformation
Refining
Harmonizing
Cleansing
Understanding
3 Business Insights
Data-Powered Applications
Advanced Fuel Management
Visibility and Resource management
Regulatory Management & Compliance
Maintenance & Performance
Sustainability
Safety and Security
Unified Operations & Services
External, Ingested Data from 3rd Parties
Refined Powerfleet Data
Integrated into Third-Party Enterprise Systems
Derive meaningful insights
Delivered via Powerfleet front end or external APIs

Data-Powered Applications

Data-Powered Enterprise SaaS Applications

Safety and Security

Use livestream data to enhance driver coaching and performance to reduce accidents on the road. In addition, use third-party data to help identify danger spots for your drivers and proactively work around them to further reduce risk.

Advanced Fuel Management

Proactively manage fuel costs, avoid fuel theft, coach drivers based on driving behaviors, and achieve sustainability goals.

Sustainability

Advance your green agenda. Unity is ready to support your organization's transition to electric vehicles (EV) with hundreds of EV data elements to optimize fleet planning, battery range, EV safety, and maintenance.

Maintenance and Performance

Reduce downtime, breakdowns, and manage your maintenance operations based on real-world usage and history to ensure you don't over or under service assets to avoid unnecessary costs.

Visibility and Resource Management

Analyze asset, vehicle, and people utilization to avoid costly rentals, reduce theft, and under-used resources to increase efficiency and ensure your team is where they are needed.

Regulatory Management and Compliance

Automate compliance workflows, record keeping, and enable your drivers to focus on getting to their destinations safely and on time.

Safety

Drivers for In-Warehouse & Over the Road Safety

In-Warehouse

Safety compliance
enforce best practices (licensing, training and certifications, inspections)

Coaching initiatives
provide insights and scoring where they are needed most

Minimize unsafe environment
proactively warn and interject in real-time

Capture incidents
including ownership, video evidence and event profiles

Optimize maintenance
for supporting operations needs while minimizing costs

Right-size equipment and employees
to maximize shift performance

Over the Road

Driver visibility
track driver behavior, distraction and fatigue events as well as traffic, conditions and external influences

Incident Management
identifies incidents in real-time and works to mitigate, extend aid, assist and protect drivers

Risk and Compliance
ensure the right drivers are on the right equipment, manage certifications and license expirations

Driver retention
Measure and track driver behavior and recognize the best drivers

Maintenance
prescribe and predict maintenance schedules based on utilization, incidents and general wear and tear

Pedestrian Proximity Detection

Artificial Intelligence empowering safety and efficiency

Capabilities

- Pedestrians don't need to wear tags or special apparel
- Automatic slowdown
- Travel direction controlled to eliminate false alarms

Benefits

Learning neural network for object identification	Remote capture & analysis of near misses	Reduced risk of collisions and injuries

POWERFLEET® | MiX TELEMATICS



Person
Person
Moving vehicle

Sustainability

Trusted Data Source for **ESG Reporting**

Automatic or bulk update data .csv or API

- Company facilities
- Financed emissions
- Good and services
- Daily commute
- Business Travel
- Supply chain
- Employees
- Fuel and energy related activities

Unity

Fleets and Fleet TSPs

ARVAL OCTO CARTRACK

OEM connected car data

Mercedes-Benz

IoT sensor data (non casualty)

Driving value by insights to multi-source IoT sensor and API data

Data Ingestion & harmonisation	Security & Regulatory layer	Analytics: Calculate/Reduce	Powerfleet product & solutions
Multi source ingestion	Consent management	Co2 emissions and carbon rating	Stream data delivery
Standardisation	Localisation	Carbon profile	Batch data export
Process mining	Rights management	VIN & non-VIN level analytics modelling	Real time dashboards
Benchmark	Anonymisation	OBFCM analysis	Sustainability and ESG reporting
Process mining	Licences	Data engineering	Driver coaching
VIN level – non-VIN level	Data centralisation		Carbon credits
			Portfolio Analytics

- ESG-mandated corporates
- Large fleets
- Insurers
- Auto clubs
- City planners
- Oil companies
- OEMs
- Public transport operators

POWERFLEET® MiX | TELEMATICS

Powerfleet Electrification Planning

Key Features

Model Recommendations

See which electric buses may be a good fit for your fleet based on the "true" EV battery range and analysis of existing journey data.

Infrastructure Planning

Understand the number of charging points which may need to be installed across multiple depots, the capacity required, and the charger types needed.


The easiest way to continue your electrification journey

Total Cost of Ownership

A full cost of ownership calculation to understand the financial implications of transitioning to electric vehicles. Including taking into considerations fluctuations in charging and electricity costs.

Emissions & Fuel Consumption

See the potential CO2 savings and fuel consumption reduction through electrification.

POWERFLEET® MiX TELEMATICS

Intuitive Interface

Easily electrify your fleet through our **calculation interface** to visualise your electrification simulation!


POWERFLEET
Fleet Electrifying Calculator
General Data
Diesel Price
22.1
$/L
Charging Infrastructure
Include Charging Infrastructure
Fleet Properties
# of Vehicles
20
Years of Operation
6
Avg. Yearly KM
60500
KM / Van
The Bottom Line
5,802,885 $
Potential Savings
-
Charging Infrastructure
13,645,140 $
EV Total Cost
19,448,025 $
ICE Total Cost
CO2 Savings: 114,562.8 kg
Mercedes-Benz Citaro
Vehicle Price
478500
$
Avg. Depreciation
10
%
View Vehicle
Mercedes-Benz eCitaro
Vehicle Price
599000
$
Vehicle Discount
60000
$
Avg. Depreciation
10
%
View Vehicle

Cost Driven Decisions

Digital Optimization **to Lower Costs, Make Informed Decisions**


Fleet Overview
485,854
Miles driven
44,730 mi
115 EVs
95,943 mi
10 ICEs

Utilization

Offers a holistic view of your fleet's utilization, showing EV vs ICE distance travelled to understand highest and lowest utilized vehicles


Vehicle Efficiency
95.5 MPGe
20%
108.28 MPGe
4,421 kWh
11.2 MPG
95.7304 gal

Vehicle Efficiency

Measures advertised efficiency against actual efficiency for both EV vehicles and ICE vehicles, producing a normalized view of efficiency using MPGe to help determine which vehicles to replace in the future


Driver Efficiency
75%
3%
Eco Score
85% Eco Score
227 mi lost
72% Eco Score
152 mi lost

Driver Efficiency

Identifies fuel and energy waste by calculating driver ECO scoring and showcasing which drivers are most efficient vs least efficient


CO2 Emissions
101.2
7%
tons of CO2 produced
26.8 CO2 tons avoided
2,976 trees

Carbon Emissions

Improve ESG reporting by providing calculated carbon tailpipe emissions of your ICE fleet. Highlight the carbon savings introduced by your EV fleet and determine how to achieve your sustainability goals

POWERFLEET

Unified Operations

Unified Business Operations

- Comprehensive ability to improve performance of the asset, the individual
  in charge of the asset, and the business process
- Integration with other operating systems improves the performance of the end-to-end process
- Creating stickiness for Powerfleet to be at the heart of unified business operations
- This enables true digital transformation of the mobile resource management of large and small enterprises



Plan
Communicate
Execute
Operate
Administer
Improve
Mobile Assets
Human Beings
Business Processes
ESG reporting
Inventory
Fuel Cards
Service
Insurance
Location Tracking
Time mgmt
Training / Coaching
Safety Well being
Working hours
Comm-unication
Compliance
WMS
Tasks
Planning
TMS
CRM
ERP

POWERFLEET® MiX TELEMATICS

Vast Integration Ecosystem

- Extensive 3rd party integrations
- API based integration framework
- OEM integrations cloud to cloud
- DaaS – Data, insights and analytics extracts and feeds
- Augmentation of existing ERP systems

Customers and Markets

Catherine Lewis, Chief Customer Officer

Customer experience

Unity + **CX** = **Strategic Differentiators**

- Differentiated experience
- Dedicated function
- Customer lifecycle management
- Customer success
- Leverage technology

CUSTOMER ACQUISITION | CUSTOMER RETENTION | ARPU UPLIFT | NET REVENUE RETENTION

Our **Global Powerhouse** With Over 7,500 Enterprise Customers

Maximizing Global Accounts

Charles Tasker, Chief Revenue Officer

Proven **Global Account Strategy**

Unique Global Reach

6 Continents
120+ Countries

Global Partner of Choice
Significant number of accounts are multi-country customers.

Standardization is Key
Customers love a globally unified view of their operations, with a simplified buying and implementation process.

Growth Strategy

Land
Local, Regional, Multinational

Expand
Geographically, Cross-sell, Up-sell
Multinational Experts

Proven Growth Stories

Iberdrola
Won due to our intercontinental reach, **adding 6.3k subs in 2 years**

Linde
Subs base **grew by 93% in 3 years**, across 20 Countries

Global Intergovernmental Org
Subscriber base **grew by 116%** in 3 years, going from 27 to 43 Countries

BAT
Subscriber base **grew by 35%** in 3 years, going from 9 to 15 Countries

Holcim
Subscriber base **grew by 18%** in 3 years to 8.5k+ subs in 15 Countries

POWERFLEET® | MiX TELEMATICS

To capitalize on this Global Opportunity we will

Deploy our proven methodology

to the Powerfleet multi-region, multi-national customers

Meet the need for a single accountable vendor

by contracting directly and taking responsibility to manage our partners

Cross-Sell, up-Sell

Powerfleet Unity & MiX offerings to both account bases to increase our share of customer wallet and increase customer stickiness

Leverage our transformative scale

to accelerate our growth and high quality revenue via our combined sales team, Unity & superior customer experience

Capitalize on trend of centralized decision-making

which is being driven by need for unified operations and a mission critical partner for all mobile asset information

Fulfil our global network's desire for more solutions

by offering the Unity's device agnostic, AI enterprise applications and modular solutions

POWERFLEET® MiX | TELEMATICS

Israel
Go-to-Market

Ilan Goldstein, Chief Executive Officer, Pointer Israel

Pointer's Strengths & Why We're Successful in Israel



.. maybe we should try to think out of the box?
Innovation Department
www.cartooncreator.nl

Reliable company with **great reputation and excellent service**

Good **personal** relationships

Talented and committed team

Technological **leadership**

Market-oriented strategy

1:1,000 employee to customer ratio

Innovation is in the company's DNA

Strong engineering | Custom-built solutions
Short time to market

POWERFLEET® MiX | TELEMATICS

Pointer's Growth Strategy

Pointer specializes in **developing advanced solutions** in several key areas, including:

1. Automotive industry

- Tracking & protecting
- Stolen vehicle recovery (SVR)
- Fleet management
- Electric vehicle (EV)
- Diagnostics
- Cyber security

2. Insurance companies

- Regulation SVR
- PAUD
- Exclusivity technology: GPS+RF anti-jamming in the same telematic unit

3. IoT solutions

- Logistics centers
- Cooling supply chain transportation
- Monitors -80°C; +500°C
- Food and Pharma industries
- Smart CPR with defibrillators
- PIL valid by the ministry of health

POINTER by POWERFLEET

Pointer's Customers and Target Market

Pointer Israel provides its solutions for various customers & markets, including:

- **All Insurance Companies** — Regulation GPS+RF Exclusive Code
- **All Car Importers** — Grow To 40% MS
- **Leasing & Car Rental Companies**
- **Electric Vehicles** — Monitoring Vehicle Fleets Abroad
- **Public Transport** — A Leading Diagnostic Solution
- **MDA Rescue Forces**
- **Logistics Companies & Logistics Centers**
- **Transportation Companies**
- **Pharmaceutical Companies**
- **Leading Food Manufacturers**

Use Case: Egged Public Transport Electric vehicles (EV)

Expanding and leading in the electric buses (EV) arena. Insight into diagnostics activity can be achieved all through one telematics unit, Pointer "Cello-CAN". We were selected after a year-long POC.

- Monitoring 80 parameters
- Critical battery status
- The data is transferred to the cloud
- Allows the manufacturer to investigate an epidemic fault
- Additional vehicles – prevention event
- Sending alerts regarding dangerous faults in real-time and performing a recall
- Allows to implementation of preventive maintenance policy and cost reduction
- Shortening treatment times and reducing the replacement vehicle fleet
- Planning and controlling the effective electric charge policy
- Egged has 5,000 buses in Israel and additional activity in Poland and the Netherlands



Use Case: MDA Ambulances Smart CPR

Pointer with MDA has placed over 1,500 defibrillators countrywide.

Together, we safe lives using smart CPR safes.

- Pointer's monitoring unit enables receiving location and transmits data directly to MDA's call center
- In case of emergency, the call center representatives can remotely locate and open the relevant iron box
- The solution includes sensors that monitor parameters including battery status, temperature, and vandalism. Alerts are sent to the Call Center
- Includes a hard case with 2 locks, including electric and combination locks
- Provide option to integrate "first aid equipment" in an additional compartment


Defibrillator
First Aid Equipment
For opening the safe and further MADA instructions
DIAL 101

The solution compliance with international standards, and is resistant to vandalism and weather

Use Case: Israel Police Fleet Management

Development of a custom-built solution for the special needs of the police for efficient management of their 10,000 vehicle and motorcycle fleet.

- Fleet management services
- Driver management
- Authorized personnel list
- Reporting personal trips in special vehicles
- Development of a dedicated application designed for authorized users
- To maintain confidentiality, the Israeli Police are operating the fleet using a separate dedicated server with remote support

Use Case: S.L.A.
Refrigerated Supply Chain





S.L.A. is the logistics company of the "Teva" pharmaceutical company, a leading company in providing logistical solutions in the field of health in Israel.

The company encountered challenges in the storage of mRNA vaccines, which require a temperature of -80°C

Pointer's solution consists of sensors and a telematic unit that transmit data to a valid IoT software, monitoring temperatures in environments as low as -80°C, primarily within freezers used for storing vaccines to ensure proper conditions are maintained.

Receiving anomalies in real-time also through a dedicated app.

POWERFLEET® MiX TELEMATICS

Africa Go-to-Market

Gert Pretorius, EVP of Africa

Africa

Target Market

Pervasive market coverage with addressable new market of more than 1 million vehicles per annum

Go-to-Market Solutions

End-to-end solutions that can leverage Powerfleet capabilities to improve ARPU

Growth Strategy

Value driven, fit-for-purpose solutions with an upgrade journey through value added services

Key Customers

Preferred supplier to largest retailers, logistics companies, insurers, and vehicle dealerships

Why We're Successful

Passionate delivery of customer-centric solutions leveraging great products, platforms, and people



POWERFLEET® MiX | TELEMATICS

Emerging Markets Go-to-Market

Charles Tasker, Chief Revenue Officer

LATAM, Brazil, Australia & Middle East Combined Strength Today

~$50M Revenue

>185K Subscriber Base	**40** Channel Partners
150+ Staff	**>2,000** Customers
40M+ Commercial Vehicle TAM	**>75%** Greenfield Market

POWERFLEET®

Emerging Markets Growth Play in 2024

New business & ARPU expansion – Unity

New business & ARPU expansion - In-Warehouse

New business & ARPU expansion - AI Video

New business market opportunity - Insurance

Extensive market access via indirect & direct sales network

Expansion, cross-sell & up-sell to global customers

POWERFLEET® MiX TELEMATICS

Europe
Go-to-Market

Charles Tasker, Chief Revenue Officer

Revenue Growth Driver for 2024

Leverage existing deep domain and market knowledge to grow by:

- Investing in sales leadership & building a powerful sales team
- Capitalizing on the Movingdots acquisition
- Targeting multinational accounts
- Maximizing cross-sell & up-sell opportunities to direct customers & channel partners

POWERFLEET® MiX TELEMATICS

Rich Market Opportunity in Europe

Already well-established strength in 3 key verticals, now 3 more markets are unlocked through our combination


Well-established in Energy Sector
Well-established in Passenger Transport
In-Warehouse
~$1B
Well-established beachhead in UK Transport & Logistics
Mobile Resource & Asset Tracking
~$2B
Pan-EU Transport & Logistics
~$1B

Mexico Go-to-Market

Eduardo Chavez, General Manager, Mexico

Our Success in Mexico



Subscriber CAGR
18.3%
120,000
100,000
80,000
60,000
40,000
20,000
-
2020
2021
2022
F2023
B2024
B2025
Subscribers
Churn
Expon. (Subscribers)



Revenue CAGR
18.6%
25,000
20,000
15,000
10,000
5,000
-
2020
2021
2022
F2023
B2024
B2025



Revenue x Segment
Industrial 1%
Last Mile 23%
Logistics 38%
Vehicles 38%

>70K
Subscriber Base

21%
Growth YoY Service Revenue

14 USD
Average ARPU... growing

80%
Revenue from Key Accounts

Consultancy Mindset

Well positioned across all our segments to win

Logistics

- >17k Subscribers
- 38% of total Mexico Business
- 13% YoY growth rate
  - AXA Partnership
  - Cross Selling = ARPU Increase
  - Advanced Monitoring Service = Prevention
  - Geo-Analytics & Heatmaps
  - NAFTA/Top-100 Long Haul Accounts Penetration
  - Knight Transp, Bridgestone, etc.

Last Mile Distribution

- >13k Subscribers
- 23% of total Mexico Business
- 22% YoY growth rate
  - 100% Coca-Cola FEMSA fleet replacing incumbent
  - Unity full adoption
    - Safety, Security and Efficiency
    - Data Sources Integration
    - Sustainability Suite for EV
    - BI Predictive analysis
  - Evolving to AIoT applications

Vehicles

- >41k Subscribers
- 38% of total Mexico Business
- 25% YoY growth rate
  - KAVAK preferred supplier
  - Success in Leasing segment
  - Superior Vehicle Recovery Rate
  - Operational excellence >1000 installations per week
  - Broad variety of CAN vehicles

In-Warehouse

- 1% of total Mexico Business
- Exponential Revenue Growth Expected
- Started the effort in Q3 with significant progress
  - US Business Model Replication
  - Partnerships with Distributors and OEMs
  - Lead Generation & pipeline management

POWERFLEET® MiX TELEMATICS

The Heartbeat of Our Customer's Assets, People, and Business Operation

Largest Coca-Cola bottler In Mexico

1 Device-Agnostic Data Ingestion

- **Powerfleet & MiX Devices & Sensors**
  - Vehicle Gateway
  - CAN
  - Wireless Panic Button
- **3rd Party Devices & Sensors**
- **Vehicle & Infrastructure OEMs**
  - Isuzu OEM
  - Freightliner OEM
  - Kenworth OEM
  - BYD OEM
- **Integration Data Sources**

2 Data Transformation



Refining
Harmonizing
Cleansing
Understanding

3 Business Insights

Data-Powered Applications

- Advanced Fuel Management
- Visibility and Resource management
- Regulatory Management & Compliance
- Maintenance & Performance
- Sustainability
- Safety and Security

Unified Operations & Services

- External, Ingested Data from 3rd Parties
- Refined Powerfleet Data
- Integrated into Third-Party Enterprise Systems

- Derive meaningful insights
- Delivered via Powerfleet front end or external APIs

Greenmile (Routing) | Datalake SAP | Edenred (Fuel Mgmt)

POWERFLEET® miX | TELEMATICS

Cross-Sell for Accelerated Growth

Scaling In-Warehouse Portfolio in Mexico

- Large target market (almost 20% of Mexico GDP)
- Nearshoring & NAFTA
- Replication of proven US business model
- 2023 initial results providing a strong leading indicator of future success
  - Pipeline with 17 Projects = >2 Million USD Opportunity
  - Significant New Logo Wins:
    - Food & Beverage
    - Manufacturing

TRACSA CAT

BRIGGS EQUIPMENT

TOYOTA MATERIAL HANDLING

POWERFLEET® MiX TELEMATICS

Strengthen our footprint in Over the Road Segment

- Technological solution leadership
- BI & Integrations as enabler
  - Prevention and efficiencies
- Key partnerships to strengthen our value proposition
- Increase our ARPU >40% with NAFTA/ Top-100 Carriers
- Cross & Up Sell opportunities

	NAFTA Long Haul	Avg. Logistic Customer
Units	> 500	~ 250
TCV	> $500K USD	~ $180 K USD
Solution		
Vehicle/Assets Telematics	✓	✓
Video	✓	✗
Compliance	✓	✗

POWERFLEET® mix TELEMATICS

North America Go-to-Market

Josh Betz, General Manager, North America

North America Growth


US FY20 – FY23 Subscribers
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
2020
2021
2022
YTD 2023
2023 Proj
2024 Proj
2025 Proj

30% growth
in subscribers from 2020 - 2023

In-Warehouse
subscriber growth 57%

Over the Road
subscriber growth 28%

Total NA revenue increase 14% YoY

$188m TCV qualified pipeline
added in FY23

Market Drivers Safety & Sustainability

In-Warehouse & Over the Road Safety

OSHA launches National Emphasis Program on warehouse safety

US Dot Launches National Roadway Safety Strategy

668k to 1.7m
Warehouse & distribution employee increase 2011 To 2021

7290
Reported US forklift incidents in 2020

$44k Average compensation for workers injury

29% Increase in trucking-related fatalities over the past decade

49% Employee turnover dramatically exacerbated the safety risks in recent years

Sustainability

California mandate all new vehicles sold to be electric or plug-in electric hybrids by 2035

Biden-Harris goal of having 50 percent of all new vehicle sales be electric by 2030

Transportation sector is the most responsible for greenhouse gas emissions
58% light duty vehicles | 23% are medium to heavy duty vehicles

Walmart: Zeroing out emissions
from all vehicles, including long-haul trucks, by 2040

POWERFLEET® MiX | TELEMATICS

Why We Win

Enterprise SaaS DNA

Highly skilled, consultative sales team with deep enterprise SaaS experience selling solutions across supply chain, logistics, and commercial fleets

One Stop Shop Across all Mobile Asset Types

Providing mission-critical solutions from warehouse to trailer to vehicle, allowing customers to consolidate suppliers and gain end-to-end visibility

Device-Agnostic Unity Platform

Ingesting data from multiple data sources, harmonizing and transforming the dataset, and delivering simply understood insights through a unified SaaS platform

The Heartbeat of **Our Customer's** Assets, People, and Business Operation

Diversified group with Transportation/logistics services and truck dealerships

1 Device-Agnostic Data Ingestion

Powerfleet Vehicle Gateway

Powerfleet & MiX Devices & Sensors

5,000+ devices installed in June-Oct '23

3rd Party Devices & Sensors

Volvo OEM

Freightliner OEM

Vehicle & Infrastructure OEMs

Development in-process 2k+ vehicles

Development in-process 5k+ vehicles

Integration Data Sources

2 Data Transformation


Refining
Harmonizing
Cleansing
Understanding

3 Business Insights

Data-Powered Applications

- Advanced Fuel Management
- Visibility and Resource management
- Regulatory Management & Compliance
- Maintenance & Performance
- Sustainability
- Safety and Security

Unified Operations & Services

- External, Ingested Data from 3rd Parties
- Refined Powerfleet Data
- Integrated into Third-Party Enterprise Systems

- Derive meaningful insights
- Delivered via Powerfleet front end or external APIs

Analytics Platform

Maintenance Application

POWERFLEET® MiX | TELEMATICS

The Heartbeat of **Our Customer's** Assets, People, and Business Operation

Intermodal transportation and logistics provider



1 Device-Agnostic Data Ingestion
Powerfleet Logistics Gateway
Powerfleet & MiX Devices & Sensors
565 Devices
3rd Party Devices & Sensors
250 Competitor Devices
+500 under contract
Vehicle & Infrastructure OEMs
OEM integration expansion in discussion
Integration Data Sources
2 Data Transformation
Refining
Harmonizing
Cleansing
Understanding
3 Business Insights
Data-Powered Applications
Advanced Fuel Management
Visibility and Resource management
Regulatory Management & Compliance
Maintenance & Performance
Sustainability
Safety and Security
Unified Operations & Services
External, Ingested Data from 3rd Parties
Refined Powerfleet Data
Integrated into Third-Party Enterprise Systems
Derive meaningful insights
Delivered via Powerfleet front end or external APIs
Analytics Platform
Maintenance Application
POWERFLEET
MiX TELEMATICS

Diverse Customer Base to Increase **Wallet Share**

Distribution
- Sysco
- Weber Logistics
- Kuehne+Nagel
- xpedx
- Ryder
- Jungheinrich

Transportation
- Publix
- Walmart
- Hub Group
- Day & Ross
- Knight Transportation
- XPO Logistics
- Milestone
- Swift
- AIM
- Flexivan

Retail
- Walmart
- Kohl's
- GameStop
- The Home Depot
- Big Lots!
- Starbucks
- Canadian Tire
- Ross Dress for Less
- B&Q
- Walgreens
- Payless
- Williams Sonoma

CPG/Food & Beverage
- International Paper
- Nestlé
- General Mills
- Kellogg's
- Kraft
- Coca-Cola
- Conagra Foodservice
- 3M
- GE
- P&G
- Georgia-Pacific
- Alcoa

Automotive
- Ford
- Toyota
- BMW
- Audi
- Bridgestone Firestone
- Michelin
- Continental
- CNH Industrial
- Detroit

Rental Car/Leasing
- Avis
- Budget
- Kavak
- American Leasing

Government
- Department of Defense
- United States Postal Service
- Police

Construction
- Caterpillar
- John Deere
- Kearney Companies
- PCS Civil
- Ring Power CAT

POWERFLEET® | MiX TELEMATICS

Broad Cross-Sell Opportunity

Initiative	Description	Focus areas
Vehicle / Logistics to In-warehouse Dealers	In-warehouse dealers with heavy equipment and / or private fleets	• Over the road vehicles (Unity over the road solutions) • Construction equipment (asset tracking, maintenance, theft recovery)
Vehicle / Logistics to In-Warehouse Customers	In-warehouse customers with private fleets and / or vehicles	• Over the road vehicles (corporate passenger vehicle fleets, semi/tractors, etc.) ▪ In-cab/vehicle safety, maintenance, compliance, and sustainability • Trailer/reefer management
Vehicle / 3rd Party & OEM / Analytics to Logistics Customers	Logistics customers with tractors / vehicles and reefers	• Analytics (dwell time, utilization, etc.) • In-cab video - security (driver behavior, accident reconstruction, etc.) • In-cab compliance (hours or service, etc.) • Cold Chain/Reefer Management • 3rd Party Integration (other trailer tracking vendors and/or vehicle OEMs)
Vehicle/Logistics to MiX FSM Customers	Legacy MiX Field Service Management (FSM) customers	• Construction equipment (asset tracking, maintenance, theft recovery) • Over the road vehicles (Unity over the road solutions)
In-Warehouse to Logistics	Logistics customers with warehouses / forklifts	• All available in-warehouse solutions (pedestrian safety, regulatory management, etc.)

In-Warehouse Whitespace
Extensive Up-sell and Cross-sell Opportunity

Company	Total Vehicles	Total Trucks	Total Tractors	Total Trailers	Total Assets
E-commerce Retailer	13,768	12,373	1,395	37,390	64,926
Food & Beverage Company	9,400	3,900	5,500	8,000	26,800
Energy Company	8,470	2,793	5,677	11,136	28,076
Transportation Provider	7,030	6,000	1,030	3,000	17,060
Industrial Supplies Company	5,300	5,000	300	400	11,000
Food & Beverage Company	2,148	1,942	206	605	4,901
Consumer Goods Company	1,606	1,547	59	459	3,671
Life Sciences Company	1,600	1,500	100	300	3,500
Consumer Packaged Goods Company	1,520	677	843	2,291	5,331
Food & Beverage Company	1,130	277	853	1,172	3,432
Consumer Goods Company	1,083	893	190	872	3,038
Retailer	982	23	959	2,595	4,559
Automotive Company	747	526	221	221	1,715
Equipment Rental Company	728	440	288	323	1,779
Heavy Equipment Manufacturer	630	526	104	681	1,941
Retailer	562	414	148	1,214	2,338

Momentum Across Core Areas and Against Key Competition

In-Warehouse Safety & Compliance

- Dominating in safety market
- Direct and indirect routes to market contributing to industrial business growing at 25%
- Inbound interest has tripled since January

Unity Data Integration

- Traction within customer base as well as new logos
- Resulting in increased ARPUs and wallet share
- Winning against key competition

Over the Road

- Strong and established logistics customer base with a differentiated solution
- Rapidly expanding within passenger vehicles and construction markets
- Tenured in car rental and leasing space

New Logos

Year One & Key Takeaways

Steve Towe, Chief Executive Officer, Powerfleet
Stefan Joselowitz, Chief Executive Officer, MiX Telematics

Year One & Key Takeaways

- Working towards Rule of 40 performance
- Low-risk investment opportunity with high upside potential
- Unity is a game-changer in the market
- Ability to go and consolidate the industry even more
- One combined top talent team working together

POWERFLEET® MiX | TELEMATICS

Question & Answer